PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM 60/40 Allocation Fund
R6: PALDX
SUMMARY PROSPECTUS  |  September 29, 2021
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at pgim.com/investments. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated September 29, 2021, as supplemented and amended from time to time, and the Fund's Annual Report, dated July 31, 2021, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek a balance between growth and conservation of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management fee	0.02%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Acquired Fund fees and expenses	0.36%
Total annual Fund operating expenses	0.63%
Fee waiver and/or expense reimbursement	(0.23)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	0.40%
(1) PGIM Investments LLC (PGIM Investments) has contractually agreed, through November 30, 2022, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2022 without the prior approval of the Fund’s Board of Trustees.
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

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If Shares Are Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$41	$179	$328	$764
If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$41	$179	$328	$764
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs  and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund  operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund pursues its objective by primarily investing in a portfolio of other mutual funds within the PGIM fund family (collectively, the “Underlying Funds”) that provide exposure to equity and fixed income. The investments held by Underlying Funds that provide exposure to equities will include equity and equity-related securities of large capitalization US companies. Underlying Funds that provide exposure to fixed income will invest primarily in bonds. Such fixed income securities may include below investment grade bonds, commonly known as “junk bonds.”
The Fund intends to invest a significant portion of its equity assets in the PGIM QMA Large-Cap Core Equity Fund (the “Large-Cap Core Fund”). The Large-Cap Core Fund’s investment objective is long-term growth of capital. The Large-Cap Core Fund’s goal is to outperform the returns of the S&P 500 Index over the long term. The Large-Cap Core Fund normally invests at least 80% of its investable assets in equity and equity-related securities of large capitalization US companies. The Fund intends to invest a significant portion of its fixed income assets in the PGIM Total Return Bond Fund (the “Total Return Bond Fund”). The investment objective of the Total Return Bond Fund is total return. The Total Return Bond Fund's subadviser allocates assets among different debt securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities, corporate debt securities and foreign securities. The Total Return Bond Fund may invest up to 30% of its investable assets in high-yield debt securities or junk bonds.
The Fund normally intends to obtain exposure to equity securities in an amount equal to approximately 60% of its total assets and exposure to fixed income securities in an amount equal to approximately 40% of its total assets. In order to obtain this exposure, under normal circumstances, the Fund intends to invest primarily in Underlying Funds, although the Fund may also make investments directly in equity and fixed income securities, or in a combination of securities and Underlying Funds.
Variations in the target asset allocation between equity and fixed income securities, through investments in Underlying Funds, are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Fund may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, Fund management may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.
The subadviser is responsible for asset allocation of the Fund and will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund is rebalanced periodically (typically monthly) to maintain the target asset allocations to the Underlying Funds in which the Fund is invested.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund invests in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.
Asset Allocation Risk. The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class. There is a risk that the Manager's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity and Equity-Related Securities Risks. Certain Underlying Funds invest in equity and equity-related securities. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. An Underlying Fund's holdings can vary significantly from broad market indices and the performance of the Underlying Fund can deviate from the performance of these indices. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Fixed Income Risk. As with credit risk, market risk and interest rate risk, an Underlying Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund's becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Investment Style Risk. Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.  The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.
The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.
Management Risk. The value of your investment may decrease if judgments by the Fund’s subadviser or the subadvisers of the Underlying Funds about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
Market Risk. Securities markets may be volatile and the market prices of an Underlying Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund’s investment in the Underlying Fund will decline.
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance and can have adverse tax consequences.
Performance. The following bar chart shows the Fund's performance for Class R6 shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.

Best Quarter:		Worst Quarter:
15.99%	2nd Quarter 2020	-15.23%	1st Quarter 2020

[1] The total return for Class R6 shares from January 1, 2021 through	June 30, 2021	was	9.52%
Class R6 Shares % (as of 12-31-20)
	One Year	Since Inception	Inception Date
Return Before Taxes	10.69%	10.13%	9-13-17
Return After Taxes on Distributions	9.87%	8.87%	9-13-17
Return After Taxes on Distributions and Sale of Fund Shares	6.64%	7.49%	9-13-17
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-20)
Custom Benchmark Index	14.73%	11.56%*
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
* Since Inception returns for the Index are measured from the month-end closest to the Fund’s inception date.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC*	Joel M. Kallman, CFA	Vice President and Portfolio Manager	September 2017

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Jeremy Stempien	Principal, Portfolio Manager and Strategist	September 2017
*Formerly known as QMA LLC.
BUYING AND SELLING FUND SHARES
Shares are available for purchase only by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option). There is no minimum initial or subsequent investment requirement.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgim.com/investments